Exhibit 99.2

                           MASTER SERVICING AGREEMENT


        This Master Servicing Agreement (the "Agreement") entered into and effective as of the 1st day of December, 2006, by and among National Education Loan Network, Inc., a Nevada corporation, acting as Master Servicer (in its capacity as such, the "Master Servicer") and acting as Administrator (acting in its capacity as such, the "Administrator"), Nelnet Student Loan Trust 2006-3, a Delaware statutory trust ("Trust"), and Nelnet Student Loan Funding, LLC, a Delaware limited liability company ("NSLF").

        WHEREAS, Nelnet, Inc. ("Nelnet") and other subservicing agents as approved by the Trust in writing from time to time (each, a "Subservicer" and collectively, the "Subservicers"), as subservicing agents, are in the business of servicing loans which are made and guaranteed in accordance with the provisions of the Higher Education Act of 1965, as amended (the "Education Act") (references hereinafter to the "Education Act" include rules and regulations promulgated thereunder as in effect from time to time); and

        WHEREAS, the Trust and NSLF, by and through their respective eligible lender trustees, acquire student loans made and guaranteed under the Education Act ("Education Loans"); and

        WHEREAS, Subservicers have developed and/or have available to them the systems and services to enable them to process and service Education Loans in accordance with the Education Act, and those guarantee agencies as are satisfactory to Subservicers ("Guarantor(s)"); and

        WHEREAS, Subservicers have developed and/or have available to them the systems and services to enable them to process and service Education Loans in accordance with the Rules and Regulations (the "Regulations") promulgated by Guarantor (references hereinafter to the "Regulations" include Rules and Regulations promulgated thereunder as in effect from time to time); and

        WHEREAS, the Trust and NSLF desire to retain the Master Servicer to (i) retain Nelnet to process and service certain of the Education Loans and for Nelnet to act as subservicer under the terms of that certain Nelnet, Inc. Subservicing Agreement between the Master Servicer and Nelnet, dated as of December 1, 2006; and (ii) cause certain other subservicing agents which are a servicer to process and service certain of the Education Loans under subservicing agreements which may be entered into hereafter between the Master Servicer and such subservicing agents.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties agree as follows:

        1. DEFINITIONS. Capitalized terms which are not otherwise defined in this Agreement shall have the meanings ascribed thereto in that certain Indenture of Trust (the "Indenture"), dated as of December 1, 2006, between Zions First National Bank, as indenture trustee (the "Trustee") and eligible lender trustee, and the Trust.

        2.     TERM.

        2.1 The term of this Agreement shall continue until the earlier of (i) termination of the Indenture and the Trust Agreement, dated as of December 1, 2006 (the "Trust Agreement"), between NSLF and Wells Fargo Delaware Trust Company, as Delaware Trustee, (ii) early termination after material default by the Master Servicer as provided for in Section 16 hereof, or (iii) the Education Loans serviced under this Agreement are paid in full.

        2.2 Upon the termination of this Agreement, the Master Servicer shall turn over to the Trust or NSLF, as applicable, all Education Loan files complete with all information contained therein and all current computer information on the Education Loans under service pursuant to this Agreement in such form or fashion as the Trust or NSLF, as applicable, shall reasonably specify. The Master Servicer, the Trust and NSLF specifically agree that the format used to transfer the Trust's or NSLF's data contains confidential and proprietary trade secret information which is the exclusive property of the Master Servicer. The Master Servicer makes no claim to the specific data contained in any printout given to the Trust, NSLF or the Administrator and recognizes that said data is the exclusive property of the Trust or NSLF. The Master Servicer, the Trust and NSLF agree, however, that all aspects of the underlying computer program, algorithms, methods of processing, specific design and layout, report format, and the unique processing techniques and interactions of the various aspects of the Master Servicer's computer program are trade secrets of, proprietary to, and owned exclusively by the Master Servicer. At such deconversion, a minimum fee of $12.00 per account transferred off of the Subservicer's servicing system plus any other reasonable expenses incurred in connection with the transfer of such files and other information shall be paid by the Trust or NSLF, as applicable; provided however, that in the event deconversion results from early termination of this Agreement under Section 16 hereof due to the breach by the Master Servicer, the Trust or NSLF, as applicable, shall pay only the actual expenses incurred in connection with the transfer of such files and other information. The confidentiality provisions of this paragraph shall survive any termination or expiration of this Agreement.

        3. DELIVERY OF COMPLETED EDUCATION LOANS FOR SERVICING AND COLLECTION. Subject to the Master Servicer's scheduling requirements, the Trust or NSLF may from time to time deliver or cause to be delivered to the Master Servicer Education Loans with respect to which loan processing has been completed and loan proceeds have been fully disbursed to the student/parent borrowers prior to the date of delivery ("Converted Education Loans") to be serviced pursuant to the terms of this Agreement. The Trust or NSLF shall transmit to the Master Servicer all such loan documentation as required by the Master Servicer to enable it to service the Converted Education Loans as provided herein (the "Loan Documentation"). Upon receipt of the Loan Documentation, the Master Servicer shall cause the Subservicers to verify only the presence of the promissory note, the original borrower application and proof of disbursement. The Master Servicer is willing to use reasonable efforts to identify previous servicing errors or omissions in this process, if requested by the Trust or NSLF, for a fee to be mutually agreed upon following the Master Servicer's review of the portfolio. However, the Master Servicer shall not be liable or responsible for the consequences of any errors it does or does not detect in such file review, nor for missing or incorrect documentation at conversion. The Master Servicer is agreeable to the conversion of delinquent Education Loans to its system for servicing. If an Education Loan is 180 days or more past due, however, the Master Servicer will not be responsible for any Guarantor claim rejects or interest denials due to untimely guarantee claim filing.

        4. SERVICING OF CONVERTED EDUCATION LOANS. Upon acceptance of any Converted Education Loan into the Master Servicer's computer system and after the sale date (if applicable) of the Converted Education Loan to the Trust or NSLF, the Master Servicer shall cause the Subservicers to service such Education Loan in accordance with the Education Act, the Regulations, and the provisions of this Agreement, including the following:

        (a) Subservicers will service the Education Loans in such a manner as to maintain the guarantee thereon in full force at all times, subject to Section 15 hereof.

        (b) Subservicers shall prepare and mail directly to the student/parent borrower all required statements, notices, disclosures and demands.

        (c) Subservicers shall retain records of contacts, follow-ups, collection efforts and correspondence regarding each Education Loan.

        (d) Subservicers shall provide accounting for all transactions related to individual Education Loans, including, but not limited to, accounting for all payments of principal and interest upon such Education Loans from the conversion date to the Subservicers' system.

        (e) Subservicers shall process all deferments and forbearances.

        (f) Subservicers shall process all address changes and update address changes accordingly.

        (g) Subservicers shall retain all documents received by the Master Servicer, the Trust, NSLF or the Administrator pertaining to each Education Loan, in accordance with the filing requirements set forth in the most current "Common Manual - Unified Student Loan Policy." Such retention may be on magnetic tape, microfilm, laser disk or other similar medium.

        (h) When necessary and allowable by the Education Act, Subservicers shall take all steps necessary to file a claim for loss with the appropriate Guarantor.

        (i) Subservicers shall provide data as required by any Guarantor.

        (j) Subservicers shall provide such other services as Subservicers customarily provide and deem appropriate.

        (k) The Master Servicer, the Trust and NSLF agree that upon delivery of the original promissory notes relating to the Education Loans to the Subservicers as Custodians pursuant to the applicable Custodian Agreement, that each shall and does relinquish all power and control over such promissory notes, subject to responsibilities of the Master Servicer under this Agreement.

        5. SYSTEM UPDATES. The Trust and NSLF agree that in the course of its Education Loan servicing activities, the Master Servicer may rely on, without independently verifying, all data entries, manipulations and representations provided to the Master Servicer by the Trust, NSLF, the Administrator, eligible institutions and borrowers with respect to the Education Loans, including but not limited to, eligible institutions/borrower certification, eligibility, enrollment, and eligible institution or borrower demographics, including data entries provided to the Master Servicer electronically, via the internet or otherwise, and that the Master Servicer shall have no liability for incorrect information or the consequences thereof, which is provided by the Trust, NSLF, the Administrator, eligible institutions or borrowers.

        6. CURE SERVICING. At the request of the Trust or NSLF, the Master Servicer agrees to cause the Subservicers to perform additional servicing activities not required under the terms of this Agreement for those Education Loans transferred to the Master Servicer as Converted Education Loans which have not been previously serviced in accordance with the Education Act and Regulations, and which require additional servicing activity to attempt to maintain or reinstate the loans' principal and interest guarantee from the Guarantor ("Cure Procedures"). The Master Servicer shall cause the Subservicers, utilizing Cure Procedures approved by the Guarantor, to use the Subservicers' best efforts to cure all defects caused by the Trust or NSLF. The Master Servicer makes no representation or warranty that the guarantee on each Education Loan will be reinstated regardless of the Subservicers following the Cure Procedures as approved by the Guarantor. The Trust and NSLF agree to pay the Master Servicer those fees for Cure Procedures described in Schedule A under the topic entitled "Additional Servicing Activity".

        7. PORTFOLIOS SUBJECT TO REJECTION BY THE MASTER SERVICER. The Trust and NSLF acknowledge that certain loan portfolio types pose a risk of financial hardship for the Master Servicer and Subservicers to service under this Agreement. The Master Servicer may in its discretion, prior to placing such loans in the Subservicers' system, reject certain loans or loan portfolios ("Rejected Loans"). The Master Servicer shall provide the Trust, NSLF and the Administrator with reasonable advance notice as to any Rejected Loans which the Master Servicer declines to place on Master Servicer's and the Subservicers' system. The Master Servicer shall have no right to reject or decline loans after the loans are transferred to the Master Servicer's and the Subservicers' system.

        8. REPORTS TO THE TRUST OR NSLF.

               (a) MONTHLY REPORTS. On or before the 15th day of each month (or by the 15th day following quarter end, as applicable), unless some other time is provided herein, the Master Servicer shall cause the Subservicers to prepare and deliver to the Trust, NSLF, if applicable, the Administrator and the Trustee (upon Trustee's request), or to such other person as the Trust or NSLF may designate, the following reports with respect to activity during the preceding month:

                      (i) Daily Monetary Transaction Summary;

                      (ii) Daily Lender Advice Report;

                     (iii) Daily Transaction Journal; (iv) Daily Transaction
                           Detail;

                       (v) Total Interest Report;

                      (vi) Total Principal Report;

                     (vii) Delinquency Detail;

                    (viii) Claims Delinquency Detail;

                      (ix) Computation of interest and Special Allowance Payments (currently reported on ED Form 799). The Master Servicer will also report all pertinent information to the Department of Education on ED Form 799 (or such successor report as may be applicable);

                      (x) ED Form 799 Supporting Reports: Total Principal Report; Part II Origination/Lender Fees; Part III, IV Interest Benefits and Special Allowance Report; Part III, IV Prior Quarter Subsidized Interest and Special Allowance; Part V Changes in Loan Principal; Part VI Loan Portfolio Analysis;

                      (xi) Such other reports as become necessary to provide the information required by Item 1121 of Regulation AB, promulgated by the Securities and Exchange Commission.

        The Trust, NSLF, if applicable, and the Administrator shall receive at no cost one copy of each of the foregoing reports. The Master Servicer will cause the Subservicers to provide extra copies at the request of the Trust, the Administrator or NSLF. The Trust or NSLF, if applicable, shall reimburse the Master Servicer for the cost in producing such extra copies.

               (b)    ANNUAL REPORTS.

                      (i) OFFICER'S CERTIFICATE. Within 90 days after the end of each calendar year the Master Servicer shall provide to the Trust or NSLF an officer's certificate of the Master Servicer dated as of December 31 of the preceding year stating that (i) a review of the Master Servicer's activities during the preceding 12-month period (or during the period of its performance under this Master Servicing Agreement if shorter) and its performance under this Master Servicing Agreement has been conducted under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Master Servicing Agreement in all material respects throughout the period, or if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

                      (ii) REGULATION AB REPORTS. The Master Servicer shall provide, and shall cause all Subservicers to provide, annually to the Trust a report on assessment of compliance with servicing requirements for asset-backed securities in compliance with Item 1122 of Regulation AB promulgated by the Securities and Exchange Commission.

                      (iii) ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' Reports. The Master Servicer shall provide, and shall cause all Subservicers to provide, on or before March 31 of each year, a report and attestation in compliance with Item 1122(b) of Regulation AB, addressed to the Trust, relating to the servicing of the Education Loans during the preceding calendar year (or, in the case of the first such report, during the period from the Closing Date to December 31, 2006).

        Each such report will also indicate that the firm is independent of the Master Servicer or Subservicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

        9. SERVICE FEE TO THE MASTER SERVICER.

        (a) SERVICING FEES. The Trust or NSLF, if applicable, shall pay to the Master Servicer, on or before the 25th day of each month, or within fifteen (15) days of billing statement (which may be sent either by the Master Servicer or Nelnet or the Subservicers), for and in consideration of the services performed by the Master Servicer and Subservicers hereunder for the preceding month, the fee provided for in Schedule A of this Agreement ("Servicing Fee"). In the event Servicing Fees are not paid within thirty (30) days of the billing statement, the Master Servicer will have the following rights to (a) impose a late charge of one and one-half percent (1 1/2%) per month against the entire outstanding balance of the past due Servicing Fee including any prior late charge; and (b) terminate services without notice if nonpayment persists for sixty (60) days from billing or more. The Servicing Fee due from the Trust and related charges shall be paid only from the Trust Estate and only to the extent moneys are available as provided for under the terms of the Indenture.

        (b) CARRYOVER SERVICING FEES. Any future additional fees provided for under this Section 9(b) due from the Trust shall be referred to collectively as "Carryover Servicing Fees," and payment of such Carryover Servicing Fees shall be deferred during any time that funds are not available and sufficient to pay the same pursuant to the terms of the Indenture. The parties agree that should Master Servicer be required to make material changes to its current servicing practices or servicing system due to changes to the Education Act, Regulations, and/or business environment, or to other costs beyond the Master Servicer's control, including but not limited to postal fees, the Master Servicer may renegotiate the Servicing Fees with the Trust to reasonably reflect those increased costs at any time during the term of this Agreement and that any additional fees imposed as a result of such renegotiation shall be Carryover Servicing Fees. The Servicing Fee shall be subject to renegotiation every three years, subject to the renegotiated fees meeting approval of the Rating Agencies and any increase in the Servicing Fee as a result of such renegotiation being deemed Carryover Servicing Fees. In the event the parties cannot agree to new fees for each three year period, then either party may terminate this Agreement upon 90 days written notice to the other.

        10. LOAN PAYMENTS. Student/parent borrowers will make all loan payments to a third party lockbox established by the Subservicers. All cash receipts will be remitted at least once a week to the Trustee for deposit into the Collection Fund. All late fees collected by the Subservicers from student/parent borrowers shall be remitted to the Trustee once a week for deposit into the Collection Fund as well.

        11. DISCLOSURE OF INFORMATION. All data, information, records, correspondence, reports or other documentation received by the Master Servicer or Subservicers pursuant to this Agreement from the Trust, the Administrator, NSLF or the school which the student attended or from the student/parent borrower, or prepared and maintained by the Master Servicer or Subservicers in the course of its activities under this Agreement, shall be released or divulged only to the Trust, the Administrator, NSLF and the Trustee, or with respect to information or documents relating to a particular student/parent borrower, to that student/parent borrower, or to such other parties as the Master Servicer or Subservicers may be directed in writing by the Trust, the Administrator, NSLF or such student/parent borrower.

        12. INTELLECTUAL PROPERTY PROTECTION. Notwithstanding anything in this Agreement to the contrary, it is the express intention of the parties to this Agreement that all right, title and interest of whatever nature in the Master Servicer's and/or Nelnet's user manuals, training materials, all computer programs, routines, structures, layout, report formats, together with all subsequent versions, enhancements and supplements to said programs, all copyright rights (including both source and object code) and all oral or written information relating to the Master Servicer's and/or Nelnet's programs conveyed in confidence by the Master Servicer or Nelnet to the Trust, NSLF or the Administrator pursuant to this Agreement which is not generally known to the public and which give the Master Servicer or Nelnet an advantage over their respective competitors who do not know or use such information (hereinafter collectively referred to as "Trade Secrets"), and all other forms of intellectual property of whatever nature is and shall remain the sole and exclusive property of the Master Servicer and/or Nelnet.

        13. INQUIRIES. The Master Servicer shall answer or shall cause the Subservicers to answer all inquiries received by it pertaining to Education Loans, school status or refunds, and the Trust, NSLF and the Administrator shall cooperate to the extent necessary to gather the information needed to answer such inquiries. Such inquiries may be referred to the school which the student borrower attended or is attending, if necessary. Neither the Master Servicer nor Subservicers shall have any responsibility for any disputes between student/parent borrowers and schools regarding tuition, registration, attendance, or quality of education/training.

        14. AGENT AUTHORIZATION. The Trust and NSLF hereby authorize the Master Servicer and Subservicers to act on behalf of and as the Trust's and NSLF's agent, respectively, in the servicing of the Education Loans. Such authorization will include but not be limited to all correspondence and liaison necessary with a Guarantor regarding the Trust's or NSLF's Education Loans, assignment of claims to the Guarantor and any or all other communications, correspondence, signatures or other acts appropriate to service the Trust's or NSLF's Education Loans in accordance with the Education Act and/or Regulations.


        15. LIABILITY OF THE MASTER SERVICER AND SUBSERVICERS. The Master Servicer and the Subservicers assume no responsibility or liability for failure of the Trust or NSLF to exercise reasonable care or due diligence and the results thereof, in making or servicing an Education Loan prior to placing of the Education Loan on Master Servicer's system and prior to the date the Trust or NSLF holds ownership of the Education Loan. The Master Servicer and Subservicers also assume no liability for the failure of any student/parent borrower to repay his or her loan, nor the failure of the United States government to pay any principal, interest, subsidy or special allowance, nor for the failure of any Guarantor to make payment of any principal and/or interest on any of the Trust's or NSLF's Education Loans. The Master Servicer and Subservicers shall not be responsible for consequences of unreasonable acts of any Guarantor. In the event a Subservicer shall take any action or fail to take any action which causes any Education Loan in the Trust's or NSLF's portfolio to be denied the benefit of any applicable guarantee, the Master Servicer and such Subservicer shall have a reasonable time to cause the benefits of the guarantee to be reinstated. If the guarantee is not reinstated within twelve (12) months of denial by a Guarantor, the Master Servicer shall cause the Subservicer to pay the Trust or NSLF an amount equal to the outstanding principal balance plus all accrued interest and other fees due on the Education Loan to the date of purchase, less the amount subject to the risk sharing under the Education Act and Regulations, and thereupon the Subservicer shall be subrogated to all rights of the Trust and NSLF respecting the applicable Education Loan, including without limitation the right to collect on the Education Loan, the right to federal subsidies, and agency authorization to litigate in accordance with the Subrogation Agreement with the Subservicer. In such event, the Trust or NSLF agrees to perform such further applicable acts as shall be necessary or appropriate to subrogate the Education Loan to the Subservicer. For any subrogated Education Loan for which the guarantee is fully reinstated by Guarantor, the Trust or NSLF, as applicable, shall pay such Subservicer an amount equal to the then outstanding principal balance plus all accrued interest due thereon, less the amount subject to the risk sharing under the Education Act and Regulations, whereupon the subrogation rights of the Subservicer shall terminate. In such event, the Master Servicer agrees to cause the Subservicer to perform such further acts as shall be necessary or appropriate to reconvey the Education Loan to the Trust or NSLF. In the event that the Subservicer fails or refuses to purchase an Education Loan in accordance with the provisions set forth above for a period of thirty (30) days or more, the Master Servicer shall purchase such Education Loan in the manner described above, and thereupon the Master Servicer shall have all rights and duties that the Subservicer would have otherwise had with respect to such Education Loan as set forth in this Section 15 if the Subservicer had so purchased such Education Loan. It is hereby acknowledged that the Master Servicer shall not be performing any of the servicing activities described in this Agreement, and that the Subservicers shall be responsible for performance of all such servicing duties. As such, the Master Servicer shall have no liability of any nature whatsoever arising out of or in connection with this Agreement for any negligent or wrongful act or omission on the part of the Subservicers; provided, however, that the Master Servicer hereby assigns, transfers and sets over unto the Trust or NSLF, as applicable, all of the Master Servicer's rights and remedies against the Subservicers as they pertain to the Trust's or NSLF's Education Loans.

        16. TERMINATION OPTION. If at any time during the term of this Agreement any party refuses or fails to perform in a material fashion any portion of this Agreement, and fails or refuses to correct said action or lack of action within thirty (30) days after receipt of written notice, the other party may, upon thirty (30) days written notice, terminate this Agreement. Without limiting the generality of the foregoing sentence, the following shall be deemed a failure or refusal to perform in a material fashion: (i) failure by any Subservicer to make deposits to the Trustee of payments received with respect to the Education Loans, (ii) failure or refusal to perform in any material fashion any portion of this Agreement, including any failure to perform or observe in any material respect any covenants or agreements contained herein, or (iii) becoming subject to an event of bankruptcy. An event of bankruptcy shall mean the commencement of a voluntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law, or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official, making a general assignment for the benefit of creditors, declaring a moratorium with respect to one's debts or failure to generally pay one's debts as they become due, or the commencement of an involuntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, provided such action is not dismissed within 60 days. If any default occurs as the result of the failure or refusal of a Subservicer to perform, the Master Servicer shall have the right, without any obligation, to cure or correct such default of such Subservicer within thirty (30) days after receipt of notice. If at any time the Master Servicer defaults by failure or refusal to perform in a material fashion and such default remains unremedied within thirty (30) days after receipt of written notice, then the Trustee or the Registered Owners of not less than 25% of the Highest Priority Obligations may terminate all the rights and obligations of Master Servicer upon thirty (30) days' written notice. Following termination by the Trustee or the Registered Owners of not less than 25% of the Highest Priority Obligations as provided above, a successor master servicer appointed by the Registered Owners of not less than 25% of the Highest Priority Obligations or the Trustee, or the Trustee itself, shall succeed to all the responsibilities, duties and liabilities of Master Servicer under this Agreement and will be entitled to similar compensation arrangements, upon receipt of a Rating Confirmation; such compensation may not be greater than the servicing fees to Master Servicer pursuant to this Agreement, unless such compensation will not result in a downgrading or withdrawal of the then ratings of the Notes. If the Trustee is unable or unwilling to act as successor to the Master Servicer, the Trustee may appoint, or petition a court of competent jurisdiction for appointment of, a successor whose regular business includes the servicing of Education Loans. The Registered Owners of a majority of the Highest Priority Obligations, in the case of any Master Servicer default which does not adversely affect the Trustee may, on behalf of all Noteholders, waive any default by the Master Servicer hereunder, except a default in making any required deposits to or payments from any of the funds established under the Indenture. No waiver will impact the Noteholders' rights as to subsequent defaults. Failure to service an Education Loan in accordance with the Education Act and Regulations, even if such failure results in such Education Loan being denied the benefit of any applicable guarantee, shall not be a material breach of this Agreement so long as the guarantee on such affected Education Loan is reinstated or the Master Servicer and/or Subservicers pay the Trust or NSLF the outstanding principal balance and all accrued interest thereon, less the amount (if any) subject to risk sharing under the Education Act and Regulations, all in accordance with Section 15 hereof.

        17. INDEMNIFICATION. The Trust and NSLF shall indemnify and hold the Master Servicer and/or Subservicers harmless from and against all claims, liabilities, losses, damages, costs and expenses (including reasonable attorney's fees) asserted against or incurred by the Master Servicer and/or Subservicers as a result of the Master Servicer and/or Subservicers complying with any instruction or directive by the Trust, NLSF or the Administrator, and the Master Servicer and/or Subservicers shall in like manner indemnify the Trust and NSLF for any miscompliance with any such instruction or directive by the Master Servicer and/or Subservicers. The Trust and NSLF shall further indemnify and hold the Master Servicer and/or Subservicers harmless from and against all claims, liabilities, losses, damages, costs and expenses (including reasonable attorney's fees) asserted against or incurred by the Master Servicer and/or Subservicers as a result of actions not the fault of or not caused by a negligent act of the Master Servicer and/or Subservicers, and their respective agents or employees, including all claims, liabilities, losses, damages and costs caused by or the fault of the Trust or NSLF, a prior holder, owner or NSLF or the Trust, a prior servicer or any other party connected in any manner to the loan or loans resulting in the claim, liability, loss, damage or cost. All obligations of the Trust shall be subject to the provisions, including the priority of payments, set forth in the Indenture.

        18. STATUTE OF LIMITATIONS. Any action for the breach of any provisions of this Agreement shall be commenced within one (1) year after the Education Loan leaves the Master Servicer's servicing system.

        19. GOVERNING LAW. This Agreement is executed and delivered within the State of Colorado, and the parties hereto agree that it shall be construed, interpreted and applied in accordance with the laws of that State, and that the courts and authorities within the State of Colorado shall have sole jurisdiction and venue over all controversies which may arise with respect to the execution, interpretation and compliance with this Agreement.

        20. CHANGES IN WRITING. This Agreement, including this provision hereof, shall not be modified or changed in any manner except only by a writing signed by all parties hereto.

        21. SEVERABILITY. In the event a court of competent jurisdiction finds any of the provisions of this Agreement to be so overly broad as to be unenforceable or invalid for any other reason, it is the parties' intent that such invalid provisions be reduced in scope or eliminated by the court, but only to the extent deemed necessary by the court to render the provisions of this Agreement reasonable and enforceable.

        22. PERSONS BOUND. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, heirs, successors and assigns.

        23. ASSIGNMENT. This Agreement shall not be assigned by either party without the prior written consent of the other party which consent shall not be unreasonably withheld; provided, however, that the Trust or NSLF may assign this Agreement to the Trustee subject to the terms of Section 32 hereof, and the Master Servicer may delegate the services required to be performed under this Agreement or assign this Agreement to Subservicers. Any such delegation or assignment of this Agreement to Subservicers, other than to Nelnet, may be made only (i) upon notice to the Rating Agencies, and (ii) if the Subservicer is not an Affiliate of the Master Servicer, upon receipt of a Rating Confirmation.

        24. MUTUAL RELEASE. Each of the parties to this Agreement releases the other party from any and all claims, or causes of the other arising from any event or transaction occurring prior to the execution of this Agreement. This release is an independent covenant between the parties, and will survive any termination of this Agreement.

        25. TITLES. The titles used in this Agreement are intended for convenience and reference only. They are not intended and shall not be construed to be a substantive part of this Agreement or in any other way to affect the validity, construction or effect of any of the provisions of this Agreement.

        26. WAIVER. The waiver or failure of either party to exercise in any respect any right provided for herein shall not be deemed a waiver of any further right hereunder.

        27.    CONTINUITY OF LOAN SERVICING.

        27.1 Other than Education Loans sold by the Trustee pursuant to the Indenture, the Trust hereby agrees that it will use its best efforts to ensure that all Education Loans acquired, held, or sold by the Trust under the Education Act and subject to this Agreement will remain with the Master Servicer for the full term of this Agreement.

        27.2 In the event the Trust desires to sell any of its Education Loans (other than pursuant to Section 10.04 of the Indenture), the Trust will first attempt to sell the Education Loans to an eligible lender maintaining an agreement with the applicable Subservicer, in order for the sale to cause no disruption in service, or change in Subservicer for the borrower. Other than Education Loans sold pursuant to Section 10.04 of the Indenture, should the Trust (or the Trustee) decide to sell its Education Loans to an eligible lender or holder which does not maintain an agreement with the Subservicers and does not plan to have the Education Loans serviced by the applicable Subservicer, the Master Servicer is hereby granted the right to arrange for the purchase of such Education Loans by an eligible lender or holder maintaining an agreement with the applicable Subservicer. Such purchase must be arranged within thirty (30) days following the notice by the Trust or the Administrator of an intent to sell such Education Loans, which notice must include sufficient information with respect to the Education Loans to be sold. The Master Servicer has the right to arrange for the sale of such Education Loans, provided the Master Servicer is able to arrange for the sale of the Education Loans offering the same terms secured by the Trust in its efforts to sell such Education Loans, subject to the continuing servicing rights granted to the Subservicers.

        27.3 Sections 27.1 and 27.2 do not apply in the event of the Master Servicer's breach or default hereunder, or with respect to a sale of the Education Loan to a holder of other loans for the same borrower.

        27.4 The intent of this Section 27 is to assure that every Education Loan subserviced by Nelnet will remain with Nelnet, for servicing for the life of the loan.

        28. REMOVAL FEE. Should the Trust or NSLF remove any of its Education Loans from a Subservicer's system prior to a scheduled termination or breach of this Agreement, the Trust agrees to pay to the Master Servicer a removal fee of Fifteen Dollars ($15.00) per loan transferred off such Subservicer's computer system, this removal fee shall be in addition to those charges described in
Section 2.2 of this Agreement, and in addition to damages arising from a breach of Section 27 hereof.

        29. FORCE MAJEURE. The foregoing provisions of this Agreement are subject to the following limitation: If by reason of a force majeure the Master Servicer and/or Subservicers are unable in whole or in part to carry out any agreement on its part herein contained, the Master Servicer and Subservicers shall not be deemed in default during the continuance of such inability. The term "force majeure" as used herein shall mean, without limitation, the following: acts of God, strikes, lockouts, or other industrial disturbances; acts of public enemies; order or restraint of any kind of the government of the United States of America or of the State of Colorado or City of Aurora or any of their departments, agencies or officials, or any civil or military authority; insurrections; riots; landslides; earthquakes; fires; storms; droughts; floods; explosions; breakage or accident to machinery, equipment, transmission pipes or canals; or any other cause or event not reasonably within the control of the Master Servicer and/or Subservicers.

        30. HIRING. The Trust and NSLF agree that during the term of this Agreement and any extensions or renewals thereof, and for one year thereafter, neither the Trust nor NSLF shall solicit for hire, or knowingly allow its employees to solicit for hire, any employees of the Master Servicer without the prior written consent of the Master Servicer.

        31. ENTIRE AGREEMENT. This is the entire and exclusive statement of the agreement between the parties, which supersedes and merges all prior proposals, understandings and all other agreements oral and written, between the parties relating to this Agreement.

        32. TRUSTEE AS THIRD PARTY BENEFICIARY. This Agreement has been made and entered into not only for the benefit of the Master Servicer, the Trust and NSLF but also for the benefit of the Trustee in connection with the financing of Eligible Loans, and upon assignment by the Trust to the Trustee, its provisions may be enforced not only by the parties to this Agreement but by the Trustee. The foregoing creates a permissive right on behalf of the Trustee and the Trustee shall be under no duties or obligations hereunder.

        This Agreement shall inure to the benefit of the Trustee and its successors and assigns. Without limiting the generality of the foregoing, all representations, covenants and agreements in this Agreement which expressly confer rights upon the Trustee shall be for the benefit of and run directly to, the Trustee, and the Trustee shall be entitled to rely on and enforce such representations, covenants and agreements to the same extent as if it were a party hereto. The foregoing creates a permissive right on behalf of the Trustee, and the Trustee shall be under no duties or obligations hereunder.

        If there is an Event of Default under the Indenture, the Trustee forecloses on its security interest on the Education Loans, and the Trustee seeks to become a party to this Agreement under this Section 32, then the Trustee shall assume all duties and obligations of the Trust hereunder, in accordance with and subject to the Indenture.
        33. SERVICING FOR NSLF. The Master Servicer agrees to perform all covenants, duties and obligations of the Master Servicer as set forth in this Agreement with respect to Education Loans owned by or on behalf of NSLF (or its eligible lender trustee) and NSLF agrees to perform all covenants, duties and obligations of the Trust as set forth in this Agreement with respect to such Education Loans, all under the terms and conditions contained in this Agreement.

        34. LIMITATION OF LIABILITY OF DELAWARE TRUSTEE. Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wells Fargo Delaware Trust Company, not in its individual capacity, but solely in its capacity as Delaware Trustee, and in no event shall Wells Fargo Delaware Trust Company in its individual capacity or any beneficial owner of the Trust have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder, as to all of which recourse shall be had solely to the assets of the Trust.

        35. NO PETITION. The Master Servicer will not at any time institute against the Trust any bankruptcy proceeding under any United States federal or state bankruptcy or similar law in connection with any obligations of the Trust under this Agreement.


              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

        IN WITNESS WHEREFORE, the parties hereto have executed this Master Servicing Agreement as of the date first written above.


National Education Loan Network, Inc.,       Nelnet Student Loan Trust 2006-3, a
a Nevada corporation, as Master Servicer     Delaware Statutory Trust

                                             By:   Wells Fargo Delaware Trust
                                             Company, not in its individual
                                             capacity, but solely as Delaware
                                             Trustee

By:     /s/ Terry J. Heimes
---------------------------------            By: /s/ Tracy M. McLamb
Name:   Terry J. Heimes                      ----------------------------------
Title:  Chief Financial Officer              Name:  Tracy M. McLamb
                                                   ----------------------------
                                                        (Please print)
                                             Title: Vice President


National Education Loan Network, Inc.,       Nelnet Student Loan Funding, LLC, a
 a Nevada corporation, as Administrator      Delaware limited liability company

                                             By:  Nelnet Student Loan Funding
                                             Management Corporation, as Manager
                                             and Special Member


By:     /s/ Terry J. Heimes
---------------------------------            By:   /s/ Jeffrey R. Noordhoek
Name:   Terry J. Heimes                         ------------------------------
Title:  Chief Financial Officer              Name:     Jeffrey R. Noordhoek
                                             Title:    Vice President

                                  SCHEDULE "A"

A.      Loan Origination Fee (Where Applicable).

        Six Dollars ($6.00) per loan for Stafford, SLS and PLUS loan. Fifty-five Dollars ($55.00) per loan for Consolidated loans (if applicable). In addition, reimbursement for costs in the event a credit evaluation of the borrower is to be performed by the Master Servicer.

B.      Conversion Fee.

        Five Dollars ($5.00) per account acquired by the Trust and added to the Subservicer Servicing System during the period of time the borrower is in school. For periods of time other than when the borrower is in school, the fee will be Ten Dollars ($10.00) per account. There shall be no charge for loans already on the Master Servicer's full servicing system.

        Notwithstanding the foregoing, should any portfolio present an "Extraordinary Conversion", requiring additional conversion services materially beyond that customarily provided for a normal acquisition of Education Loans, then the Trust agrees to pay a conversion fee mutually agreed to between the Trust and the Master Servicer.

        For purposes of this Agreement, whether a portfolio presents an Extraordinary Conversion shall be determined after the data analysis and file review, have been conducted of the portfolio by the Master Servicer. Factors to consider in determining whether a portfolio presents an Extraordinary Conversion are as follows:

        1.     Unprocessed data.

        2.     Degree to which the conversion may be automated versus manual.

        3. Integrity of the documentation. Are the files complete? Does the data match the file content?

        4.     The Trust adherence to its obligations and delivery schedules.

        5.     Presence of backlogged processing in the portfolio.

        6. Whether prior servicing had substantial noncompliance with the Education Act and Regulations.

        7.     Condition of the hard copy file documentation.

        After consideration of the foregoing factors, the Trust and the Master Servicer agree to come to mutual agreement at the beginning and once again at the end of the conversion of a particular portfolio as to whether they need to negotiate a mutually agreeable conversion fee.

C. Internal Transfers. Transfers from one customer identification number to a different customer identification number will be One Dollar and Fifty Cents ($1.50) per account transferred.

D. Monthly Servicing Fee - GSL (Stafford) Loans in School, Grace, Deferment or Forebearance Status.

        0.90% annualized, plus Carry-Over Servicing Fees

E.      Monthly Servicing Fee - GSL (Stafford, PLUS, SLS) Loans in Repayment
        Status.

        0.90% annualized plus Carry-Over Servicing Fees

F.      Consolidated Loans.

        0.50% annualized, plus Carry-Over Servicing Fees

G.      Billing for Servicing Fees.

        The full monthly servicing fee shall be paid commencing with the calendar month an account is disbursed on or converted to the Subservicer system.

H.      Additional Servicing Activity.

        Thirty-five Dollars ($35.00) per Education Loan referred for such cure services, plus ten percent (10%) of all sums made eligible for reinstatement of guarantee (including principal, interest and special allowance) as a result of successful performance of the Cure Procedures required by Guarantor. (This fee shall not apply to loans that have lost their guarantee due to an error or omission of the Master Servicer.)

I.      Minimum Monthly Fee.

        There will be a minimum monthly fee of Seven Hundred and Fifty Dollars ($750.00) per month.

J. Removal Fee. Loans transferred off the Subservicer Servicing System prior to termination of this Agreement will be assessed a fee of Fifteen Dollars ($15.00) per account.

K. Deconversion Fee. Loans transferred off the Subservicer Servicing System on or after termination of this Agreement will be assessed a fee of Twelve Dollars ($12.00) per account.

L.      Reconciliation of Guarantee Billing.

        Eighty cents ($.80) per account for the first disbursement.

M. PLUS (or Other Loan) Loan Credit Checks. Fees for obtaining a credit bureau report and evaluation will be Two Dollars and Fifty Cents ($2.50) per loan application. An additional fee of Fifty Cents ($.50) will be charged for those applications in which written authorization must first be obtained prior to pulling a credit bureau report.

N.      Other Services

        For services requested by the Trust that are beyond the scope of those described in this Agreement, the fees shall be assessed as follow:

        (1) Supplies                Cost Plus 15%
        (2) Training                $40.00 per hour
        (3) Programming             $70.00 per hour
        (4) Consulting              $80.00 per hour

        Projects and services of this type shall be provided only after request by the Trust and after time and total cost estimate is provided by the Master Servicer.

O.      Legal Opinions

        Cost plus five percent (5%).